As filed with the U.S. Securities and Exchange Commission on January 26, 2026

Registration No. 333-292145

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

Amendment No. 2 to

FORM S-1
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

Cardiff Lexington Corporation

(Exact name of registrant as specified in its charter)

Nevada	8011	84-1044583
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

____________________________

710 East Main Street

Lexington, KY 40502

(800) 530-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

____________________________

Alex Cunningham

Chief Executive Officer

Cardiff Lexington Corporation

710 East Main Street

Lexington, KY 40502

(800) 530-2100

(Names, address, including zip code, and telephone number, including area code, of agent for service)

____________________________

Copies to:
Louis A. Bevilacqua, Esq. Bevilacqua PLLC 1050 Connecticut Avenue, NW, Suite 500 Washington, DC 20036 (202) 869-0888	Matthew Bernstein, Esq. Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, NY 10105 (212) 370-1300

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 (this “Amendment”) to the Registration Statement on Form S-1 of Cardiff Lexington Corporation (File No. 333-292145) (the “Registration Statement”) is being filed solely for the purpose of filing certain exhibits as indicated in Part II, Item 16 of this Amendment. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16, the signature pages to this Amendment and the filed exhibits. Part I, consisting of the preliminary prospectus, and the balance of Part II of the Registration Statement are unchanged and have been omitted from this Amendment.

1

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits.

(a) Exhibits.

Exhibit No.	Description
1.1	Form of Underwriting Agreement
3.1	Amended and Restated Articles of Incorporation Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on August 3, 2023)
3.2	Certificate of Amendment to Amended and Restated Articles of Incorporation Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.2 to the Quarterly Report on Form 10-Q filed on May 10, 2024)
3.3	Certificate of Amendment to Amended and Restated Articles of Incorporation Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.3 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
3.4	Certificate of Designation of Series A Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on August 3, 2023)
3.5	Certificate of Designation of Series F-1 Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.6 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on August 3, 2023)
3.6	Certificate of Correction of Certificate of Designation of Series F-1 Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.10 to Annual Report on Form 10-K filed on March 27, 2024)
3.7	Certificate of Designation of Series L Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.9 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on August 3, 2023)
3.8	Certificate of Correction of Certificate of Designation of Series L Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.16 to Annual Report on Form 10-K filed on March 27, 2024)
3.9	Certificate of Designation of Series N Senior Convertible Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.3 to the Annual Report on Form 10-K filed on June 6, 2023)
3.10	Certificate of Designation of Series X Senior Convertible Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.12 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on August 3, 2023)
3.11	Certificate of Designation of Series Y Senior Convertible Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on May 14, 2024)
3.12	Certificate of Amendment to Certificate of Designation of Series Y Senior Convertible Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.5 to Annual Report on Form 10-K filed on December 4, 2024)
3.13	Certificate of Amendment to Certificate of Designation of Series Y Senior Convertible Preferred Stock of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.24 to Quarterly Report on Form 10-Q filed on November 12, 2025)
3.14	Amended and Restated Bylaws of Cardiff Lexington Corporation (incorporated by reference to Exhibit 3.2 to the Annual Report on Form 10-K filed on June 6, 2023)
4.1	Form of Representative’s Warrant
4.2	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to L&H, Inc. on January 14, 2026 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
4.3	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to Greentree Financial Group, Inc. on December 29, 2025 (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
4.4	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to James F. Sullivan on December 23, 2025 (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
4.5	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to Odile Viviane Kaye on December 22, 2025 (incorporated by reference to Exhibit 4.5 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
4.6	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to Greentree Financial Group, Inc. on October 31, 2025 (incorporated by reference to Exhibit 4.1 to Quarterly Report on Form 10-Q filed on November 12, 2025)
4.7	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to SILAC Insurance Company on May 21, 2021 (incorporated by reference to Exhibit 4.2 to the Annual Report on Form 10-K filed on June 6, 2023)
4.8	Common Stock Purchase Warrant issued by Cardiff Lexington Corporation to Leonite Capital LLC on July 10, 2018 (incorporated by reference to Exhibit 4.3 to Quarterly Report on Form 10-Q filed on November 12, 2025)
5.1	Opinion of Fennemore Craig P.C. as to the legality of the shares
5.2	Opinion of Bevilacqua PLLC regarding the Representative’s Warrant
10.1	Management Agreement, dated June 4, 2021, among by Cardiff Lexington Corporation, Nova Ortho and Spine, LLC and Dr. Marc D Brodsky, Michael Wycoki, Jr., PA and Dr. Kevin Fitzgerald (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on June 7, 2021)

II-1

10.2	Loan Agreement, dated January 14, 2026, between Cardiff Lexington Corporation and L&H, Inc. (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.3	Convertible Promissory Note issued by Cardiff Lexington Corporation to L&H, Inc. on January 14, 2026 (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.4	Loan Agreement, dated December 29, 2025, between Cardiff Lexington Corporation and Greentree Financial Group, Inc. (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.5	Convertible Promissory Note issued by Cardiff Lexington Corporation to Greentree Financial Group, Inc. on December 29, 2025 (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.6	Loan Agreement, dated December 23, 2025, between Cardiff Lexington Corporation and James F. Sullivan (incorporated by reference to Exhibit 10.6 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.7	Convertible Promissory Note issued by Cardiff Lexington Corporation to James F. Sullivan on December 23, 2025 (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.8	Loan Agreement, dated December 22, 2025, between Cardiff Lexington Corporation and Odile Viviane Kaye on December 22, 2025 (incorporated by reference to Exhibit 10.8 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.9	Convertible Promissory Note issued by Cardiff Lexington Corporation to Odile Viviane Kaye on December 22, 2025 (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
10.10	Fixed Amount Settlement Promissory Note issued by Cardiff Lexington Corporation to GHS Investments, LLC on June 11, 2024 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on June 11, 2024)
10.11	Securities Exchange Agreement, dated May 13, 2024, between Cardiff Lexington Corporation and Leonite Capital LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on May 14, 2024)
10.12	Security and Pledge Agreement, dated May 13, 2024, among Cardiff Lexington Corporation, Nova Ortho and Spine, LLC, Edge View Properties, Inc. and Leonite Capital LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 14, 2024)
10.13	Revolving Purchase and Security Agreement, dated September 29, 2023, among Cardiff Lexington Corporation, Nova Ortho and Spine, LLC, Platinum Tax Defenders, Edge View Properties, Inc. and DML HC Series, LLC Series 308 (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed on November 14, 2023)
10.14	Guaranty and Security Agreement, dated September 29, 2023, among Cardiff Lexington Corporation, Nova Ortho and Spine, LLC and DML HC Series, LLC Series 308 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on November 14, 2023)
10.15	Securities Purchase Agreement, dated June 1, 2021, between Cardiff Lexington Corporation and SILAC Insurance Company (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K filed on June 6, 2023)
10.16	Guaranty, dated June 1, 2021, by Nova Ortho and Spine, LLC in favor of SILAC Insurance Company (incorporated by reference to Exhibit 10.6 to the Annual Report on Form 10-K filed on June 6, 2023)
10.17	Security Agreement, dated June 1, 2021, between Nova Ortho and Spine, LLC and SILAC Insurance Company (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K filed on June 6, 2023)
10.18	Security and Stock Pledge Agreement, dated June 1, 2021, between Cardiff Lexington Corporation and SILAC Insurance Company (incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K filed on June 6, 2023)
10.19	Convertible Promissory Note issued by Cardiff Lexington Corporation to Greentree Financial Group, Inc. on January 24, 2017 (incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K filed on June 6, 2023)
10.20†	Employment Agreement, dated January 1, 2025, between the Cardiff Lexington Corporation and Alex Cunningham (incorporated by reference to Exhibit 10.13 to the Annual Report on Form 10-K filed on March 14, 2025)
10.21†	Employment Agreement, dated January 2, 2024, between the Cardiff Lexington Corporation and Matthew T. Shafer (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K filed on March 27, 2024)

II-2

10.22	Form of Independent Director Agreement between Cardiff Lexington Corporation independent directors (incorporated by reference to Exhibit 10.21 to Amendment No. 3 to the Registration Statement on Form S-1/A filed on April 5, 2024)
10.23	Form of Indemnification Agreement between Cardiff Lexington Corporation directors and officers (incorporated by reference to Exhibit 10.22 to Amendment No. 3 to the Registration Statement on Form S-1/A filed on April 5, 2024)
10.24†	2024 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed on February 6, 2024)
10.25†	Form of Stock Option Agreement relating to 2024 Equity Incentive Plan(incorporated by reference to Exhibit 10.22 to the Annual Report on Form 10-K filed on March 27, 2024)
10.26†	Form of Restricted Stock Award Agreement relating to 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.23 to the Annual Report on Form 10-K filed on March 27, 2024)
10.27†	Form of Restricted Stock Unit Award Agreement relating to 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K filed on March 27, 2024)
14.1	Code of Business Ethics and Conduct (incorporated by reference to Exhibit 14.1 to the Annual Report on Form 10-K filed on June 6, 2023)
21.1	List of Subsidiaries of the registrant (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K filed on March 27, 2024)
23.1	Consent of GBQ Partners LLC (incorporated by reference to Exhibit 23.1 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
23.2	Consent of Grassi & Co., CPAs, P.C. (incorporated by reference to Exhibit 23.2 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)
23.3	Consent of Fennemore Craig P.C. (included in Exhibit 5.1)
23.4	Consent of Bevilacqua PLLC (included in Exhibit 5.2)
24.1	Power of Attorney (included on the signature page of this registration statement)
101.INS	XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
107	Exhibit Filing Fees (incorporated by reference to Exhibit 107 to Amendment No. 1 to the Registration Statement on Form S-1/A filed on January 20, 2026)

__________

†	Executive compensation plan or arrangement.

II-3

(b) Financial Statement Schedules.

All financial statement schedules are omitted because the information called for is not required or is shown either in the financial statements or in the notes thereto.

Item 17. Undertakings

The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

II-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on January 26 2026.

CARDIFF LEXINGTON CORPORATION

By:	/s/ Alex Cunningham
Alex Cunningham Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Alex Cunningham	Chairman of the Board and Chief Executive Officer	January 26, 2026
Alex Cunningham	(principal executive officer)

*	Chief Financial Officer	January 26, 2026
Matthew T. Shafer	(principal financial and accounting officer)

*	Director	January 26, 2026
Gillard B. Johnson, III

*	Director	January 26, 2026
Cathy Pennington

*	Director	January 26, 2026
L. Jack Staley

*	By:	/s/ Alex Cunningham
Alex Cunningham
Attorney-In-Fact

II-5